SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report
(Date of earliest event reported):                     Commission File Number:
March 30, 2004                                                        0-20707



                       COLONIAL REALTY LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



                 Delaware                               63-1098468
       (State or other jurisdiction                   (IRS Employer
             of incorporation)                    Identification Number)



          2101 Sixth Avenue North
                 Suite 750
            Birmingham, Alabama                           35203
 (Address of principal executive offices)              (Zip Code)


               Registrant's telephone number, including area code:
                                 (205) 250-8700


                                 Not applicable
          (Former name or former address, if changed since last report)

                       COLONIAL REALTY LIMITED PARTNERSHIP

Item 5. Other Events and Required FD Disclosure

         Colonial Realty Limited Partnership ("CRLP") is filing this Form 8-K to include CRLP's Credit Agreement among CRLP and SouthTrust Bank, Wells Fargo Bank, Wachovia Bank, National Association, AmSouth Bank, National Association, PNC Bank, National Association, Chevy Chase Bank, F.S.B., Comerica Bank, U.S. Bank, National Association, Compass Bank and Branch Banking & Trust Company and dated November 22, 2002. Additionally, CRLP is filing an Amendment to the Credit Agreement dated December 16, 2003.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       COLONIAL REALTY LIMITED PARTNERSHIP
                                         a Delaware limited partnership
                                       By : Colonial Properties Trust,
                                            its general partner

Date:  March 30, 2004                  By: /s/ John P. Rigrish
                                           -----------------------------
                                        Name:  John P. Rigrish
                                        Title: Chief Administrative Officer, as
                                               acting Chief Financial Officer


                                  EXHIBIT INDEX

      Exhibit                   Document

       10.30 Credit Agreement among CRLP and SouthTrust Bank, Wells Fargo Bank, Wachovia Bank,National Association, AmSouth Bank, National Association, PNC Bank, National Association, Chevy Chase Bank, F.S.B., Comerica Bank, U.S. Bank, National Association, Compass Bank and Branch Banking & Trust Company and dated November 22, 2002.


       10.31                    Amendment to the Credit Agreement dated
                                December 16, 2003.